SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  x
                        ----
Filed by a Party other than the Registrant ___

Check the appropriate box:
  x     Preliminary Proxy Statement               Confidential, for Use of the
-----   Definitive Proxy Statement            --- Commission Only (as
-----   Definitive Additional Materials           permitted by Rule 14a-6(e)(2))
        Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SANDY SPRING BANCORP, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        x        No fee required.
       ---

       --- Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    2. Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    3. Per  unit  price  or other  underlying  value  of  transaction   computed
       pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4. Proposed maximum aggregate value of transaction:


    5. Total Fee Paid:

       -------------------------------------------------------------------------

                 Fee paid previously with preliminary materials:
       ---

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount  Previously Paid:
    2. Form,  Schedule or  Registration  Statement No.:
    3. Filing Party:
    4. Date Filed:

                           SANDY SPRING BANCORP, INC.              [PRELIMINARY]
                              17801 GEORGIA AVENUE
                              OLNEY, MARYLAND 20832
                                 (301) 774-6400

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 18, 2001


         The 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Sandy Spring Bancorp, Inc. ("Bancorp") will be held on Wednesday, April 18, 2001, at 3:00 p.m. Eastern Time at the Indian Spring Country Club, 13501 Layhill Road, Silver Spring, Maryland.

         A Proxy for the Annual Meeting is enclosed. A Proxy Statement for the Annual Meeting and the Form 10-K Annual Report follow this notice. The Proxy
Statement and Proxy are being furnished to you in connection with the solicitation of proxies by Bancorp's Board of Directors for use at the Annual Meeting.

         The Annual Meeting is for the purpose of considering and acting upon:

         (1)      The election of five directors of Bancorp;

         (2)      An  amendment  to  Bancorp's   Articles  of  Incorporation  to
                  increase the number of shares of capital stock authorized to be issued from 15,000,000 to 50,000,000;

         (3) Bancorp's 2001 Employee Stock Purchase Plan and issuance of shares under the plan; and

         (4) Such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         The Board of Directors has fixed the close of business on March 5, 2001, as the record date for determination of the shareholders entitled to vote at the Annual Meeting. Only holders of record of Bancorp's Common Stock at the close of business on that date will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments thereof.

         In the event that there are not sufficient votes to conduct the election of directors or to approve other business properly before the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by Bancorp.

         You are requested to fill in and sign the enclosed form of proxy and to mail it in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Annual Meeting.

                            By Order of the Board of Directors

                            /S/ RONALD E. KUYKENDALL

                            Ronald E. Kuykendall
                            Corporate Secretary

Olney, Maryland
March 15, 2001

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF THIS ENVELOPE IS MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT                   [PRELIMINARY]
                                TABLE OF CONTENTS



Solicitation, Voting, and Revocability of Proxies............................................................1
Election of Directors........................................................................................2
Corporate Governance and Other Matters.......................................................................4
Stock Ownership of Directors and Executive Officers..........................................................5
Executive Compensation.......................................................................................7
Stock Performance Comparisons...............................................................................14
Amendment of Articles of Incorporation to Increase Authorized Capital Stock.................................15
Approval of the 2001 Employee Stock Purchase Plan...........................................................16
Transactions and Relationships with Management..............................................................18
Shareholder Proposals.......................................................................................19
Compliance with Section 16(a) of the Securities Exchange Act of 1934........................................19
Independent Auditors........................................................................................19
Report of the Audit Committee...............................................................................20
Approval of Minutes ........................................................................................20
Annex A: Audit Committee Charter...........................................................................A-1
Annex B: 2001 Employee Stock Purchase Plan.................................................................B-1


                           SANDY SPRING BANCORP, INC.              [PRELIMINARY]
                              17801 GEORGIA AVENUE
                              OLNEY, MARYLAND 20832
                                 (301) 774-6400

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 18, 2001
                               ------------------

                SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sandy Spring Bancorp, Inc. ("Bancorp") to be used at the 2001 Annual Meeting of Shareholders. The Annual Meeting will be held on Wednesday, April 18, 2001, at 3:00 p.m. Eastern Time at the Indian Spring Country Club, 13501 Layhill Road, Silver Spring, Maryland. The Notice of Annual Meeting, the form of proxy, and this Proxy Statement are being first mailed together on or about March 15, 2001, to shareholders of record as of the close of business on March 5, 2001.

         If the enclosed form of proxy is properly executed and returned to Bancorp in time to be voted at the Annual Meeting, the shares represented by it will be voted in accordance with the instructions marked on the form. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR PROPOSAL I TO ELECT THE FIVE NOMINEES OF BANCORP'S BOARD OF DIRECTORS AS DIRECTORS ; FOR PROPOSAL II TO AMEND THE ARTICLES OF INCORPORATION OF BANCORP TO INCREASE THE NUMBER OF SHARES OF CAPITAL STOCK THAT BANCORP IS AUTHORIZED TO ISSUE FROM 15,000,000 SHARES TO 50,000,000 SHARES; AND FOR PROPOSAL III TO APPROVE THE 2001 EMPLOYEE STOCK PURCHASE PLAN AND ISSUANCE OF SHARES UNDER THE PLAN. Proxies marked as abstentions and shares held in street name that have been designated by brokers on proxies as not voted will not be counted as votes cast, but will be counted for purposes of determining a quorum at the Annual Meeting. Bancorp does not know of any other matters that are to come before the Annual Meeting except for incidental, procedural matters. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by each proxy on such matters as determined by a majority of the Board of Directors.

         The presence of a shareholder at the Annual Meeting will not automatically revoke that shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Corporate Secretary of Bancorp, Ronald E. Kuykendall, a written notice of revocation; by delivering to Bancorp a duly executed proxy bearing a later date; or by attending the Annual Meeting and voting in person.

         The cost of soliciting proxies will be borne by Bancorp. In addition to the solicitation of proxies by mail, Bancorp also may solicit proxies personally or by telephone or telegraph through its directors, officers and regular employees. Bancorp also will request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

         The securities that can be voted at the Annual Meeting consist of shares of common stock, par value $1.00 per share (the "Common Stock"), of Bancorp. Each share entitles its owner to one vote on all matters. The close of business on March 5, 2001 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to vote at the Annual Meeting. There were approximately 2,300 record holders of the Common Stock as of that record date. The number of shares outstanding on March 5, 2001 was [9,641,975]. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

         A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR ITS YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), BUT EXCLUDING EXHIBITS, IS PROVIDED WITH THIS PROXY STATEMENT. SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K BY WRITING RONALD E. KUYKENDALL, CORPORATE SECRETARY, AT SANDY SPRING BANCORP, INC., 17801 GEORGIA AVENUE, OLNEY, MARYLAND 20832. SHAREHOLDERS ALSO MAY ACCESS A COPY OF THE FORM 10-K INCLUDING EXHIBITS ON THE SEC WEB SITE AT HTTP://WWW.SEC.GOV.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL I)

         The Board of Directors has set the total number of directors at thirteen, in accordance with Bancorp's Articles of Incorporation and Bylaws. Bancorp's Articles of Incorporation divide the directors into three classes, as nearly equal in number as possible. In general, the term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting a total of five director-nominees will be elected for three-year terms. With respect to the election of directors, each shareholder of record on the record date is entitled to one vote for each share of Common Stock held. A plurality of all the votes cast at the Annual Meeting will be sufficient to elect a nominee as a director.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth the names of the Board of Directors' five nominees for election as directors. Also shown is certain other information, some of which has been obtained from Bancorp's records and some of which has been supplied by the nominees and continuing directors, with respect to their principal occupations during at least the past five years, their ages at December 31, 2000, the periods during which they have served as directors, and the positions they currently hold with Bancorp. It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the five nominees listed below for terms of three years, unless otherwise directed by the shareholder. The Board of Directors believes that each of the nominees will stand for election and will serve if elected as director. If any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW AS A DIRECTOR OF BANCORP.

                                                    MEMBER            TERM
                                POSITION(S) HELD    OF BOARD       CURRENTLY
NAME                 AGE         WITH BANCORP       SINCE (1)       EXPIRES
----                 ---        ----------------    ---------      --------

                    DIRECTOR-NOMINEES FOR TERMS TO EXPIRE AT
                             THE 2004 ANNUAL MEETING

Solomon Graham        57         Director             1994           2001

Gilbert L. Hardesty   60         Director             1997           2001

Charles F. Mess       62         Director             1987           2001

Lewis R. Schumann     57         Director             1994           2001

W. Drew Stabler       63         Chairman of the      1986           2001
                                 Board of Directors

                                                             MEMBER    TERM
                                    POSITION(S) HELD         OF BOARD  CURRENTLY
NAME                        AGE      WITH BANCORP            SINCE (1) EXPIRES
----                        ---     ----------------         --------- --------

                                         CONTINUING DIRECTORS

John Chirtea                63      Director                   1990      2002


Joyce R. Hawkins            67      Director                   1995      2002

Hunter R. Hollar            52      President, Chief           1990      2002
                                    Executive Officer and
                                    Director

Thomas O. Keech             67      Director                   1995      2002

Susan D. Goff               55      Director                   1994      2003

Robert L. Mitchell          64      Director                   1991      2003

Robert L. Orndorff, Jr.     44      Director                   1991      2003

David E. Rippeon            51      Director                   1997      2003


(1) The Boards of Directors of Bancorp and its principal subsidiary, Sandy Spring National Bank of Maryland (the "Bank"), are composed of the same persons. Includes term of office as a director of the Bank prior to the formation of Bancorp as the holding company for the Bank in January 1988.

         The principal occupation(s) and business experience of each nominee and director of Bancorp for at least the last five years are shown below.

DIRECTOR-NOMINEES:

         SOLOMON GRAHAM is founder, President, and Chief Executive Officer of Quality Biological, Inc., a biotechnology firm providing reagents for medical research.

         GILBERT L. HARDESTY is a retired bank executive, having served as President of Crestar Bank - Annapolis from June 1994 to June 1997 and as President of Annapolis Federal Savings Bank from April 1986 to June 1994.

         CHARLES F. MESS, M.D. is in the practice of general orthopedics.

         LEWIS R. SCHUMANN is a partner in the law firm of Miller, Miller and Canby, Chtd.

         W. DREW STABLER is a partner in Pleasant Valley Farm, a crop and livestock operation.

CONTINUING DIRECTORS:

         JOHN CHIRTEA is a real estate consultant who is retired from LCOR, a national real estate development company. In prior years, Mr. Chirtea was a partner in the Linpro Co., the predecessor company of LCOR.

         JOYCE R. HAWKINS is a realtor with Weichert Realtors.

         HUNTER R. HOLLAR is President and Chief Executive Officer of Bancorp and the Bank. From 1990 through 1993, Mr. Hollar served as President of Bancorp and President and Chief Operating Officer of the Bank.

         THOMAS O. KEECH retired as Vice President of Bancorp and Executive Vice President of the Bank effective December 31, 1995. Mr. Keech previously served as Vice President and Treasurer of Bancorp and Executive Vice President and Chief Financial Officer of the Bank.

         SUSAN D. GOFF is President of M.D. IPA, Inc., a vice president of Optimum Choice, Inc., and a senior vice president of the parent holding company, Mid-Atlantic Medical Services, Inc., a health maintenance organization.

         ROBERT L. MITCHELL is Chairman and Chief Executive Officer of Mitchell and Best Group, LLC, which is engaged in homebuilding and real estate development.

         ROBERT L. ORNDORFF, JR. is President of RLO Contractors, Inc., an excavating contractor.

         DAVID  E.  RIPPEON  is  President  and  Chief   Executive   Officer  of
Gaithersburg Farmers Supply, Inc., a tractor and equipment dealership.

                     CORPORATE GOVERNANCE AND OTHER MATTERS

         During 2000, each of Bancorp's and the Bank's Boards of Directors held 12 regular meetings.

         The average attendance was 90% for meetings of Bancorp's and the Bank's Boards of Directors. All incumbent directors attended 75% or more of the aggregate of (a) the total number of meetings of the Boards of Directors and (b) the total number of meetings held by all committees on which they served during the period of their service during the year, except for Robert L. Mitchell who attended 67%. Mr. Mitchell served as President of the National Homebuilders Association during 2000. Mr. Mitchell's travels as President of the National Homebuilders Association made his attendance at a number of meetings impractical.

         Bank directors who are not employed by the Bank receive an annual retainer of $5,000 and fees of $500 ($600 for the Chairman) for attendance at each meeting of the Board of Directors, $500 for each Executive Committee meeting, and $400 for other committee meetings. Bancorp directors who are not employed by Bancorp do not receive any additional compensation (beyond compensation received for service as bank directors) except as follows. Such directors receive fees of $500 ($600 in the case of the Chairman) for attendance at each meeting of the Board of Directors not held in conjunction with a meeting of the Bank's Board of Directors and fees of $400 for each meeting of Bancorp's Audit and Nominating Committees. Beginning in 2000, directors were granted non-qualifying stock options for Bancorp common stock based upon attendance at meetings of the board and committees of the board. Options for 11,573 shares were granted to the twelve directors who are not employed by Bancorp or the Bank on December 13, 2000, pertaining to meeting attendance over the period May 1999 through November 2000. Bancorp directors also are eligible to receive non-incentive stock options under Bancorp's 1999 Stock Option Plan. In December 2000, options for 11,753 shares were granted under this plan to directors who were not employees of Bancorp or any of its subsidiaries, based upon their meeting attendance, at an exercise price of $21.8125 per share, the market price on the date of grant. These options have a term of 10 years.

         Directors of the Bank are eligible to defer all or a portion of their fees under Director Fee Deferral Agreements between the Bank and individual directors. Amounts deferred accrue interest at the prime rate. Except in the case of death or financial emergency, deferred fees and accrued interest are payable only following termination of a director's service on the board. The Director Fee Deferral Agreements also provide for benefits that may exceed deferred fees and accrued interest in the event a party dies while a director of the Bank, but only to the extent the Bank owns an insurance policy in effect on the director's life at the time of death that pays a greater amount than the total of deferred fees and accrued interest.

         Bancorp's Board of Directors has standing Audit and Nominating Committees. The Bank has a standing Human Resources Committee that performs the functions of a compensation committee. The functions, composition, and number of meetings for these committees in 2000 were as follows:

         AUDIT COMMITTEE - The Audit Committee is composed of John Chirtea, Chairman, Solomon Graham, Gilbert L. Hardesty, Joyce R. Hawkins, Thomas O. Keech, and David E. Rippeon. The Audit Committee is appointed by the Board to assist the Board in monitoring the integrity of the financial statements, compliance with legal and regulatory requirements and the independence and performance of internal and external auditors. The members of the Audit Committee are neither officers nor employees of Bancorp or the Bank and are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers Listing Standards. The Committee has adopted a written charter, which has been approved by the Board of Directors. A copy of this charter is attached as Annex A. During 2000, four meetings were held.

         NOMINATING COMMITTEE - The Nominating Committee is composed of W. Drew Stabler, Chairman, Solomon Graham, John Chirtea, Hunter R. Hollar, and Charles
F.  Mess.  The  Nominating  Committee  makes  recommendations to the Board of Directors with respect to nominees for election as directors. While the Nominating Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations by Bancorp's shareholders for nominees nor has it established any procedures for this purpose other than as set forth in the Bylaws. See "Shareholder Proposals." During 2000, no meetings were held.

         HUMAN RESOURCES (COMPENSATION) COMMITTEE - The Human Resources Committee is composed of Robert L. Orndorff, Jr., Chairman, John Chirtea, Susan
D. Goff, Charles F. Mess, Robert L. Mitchell and W. Drew Stabler. The Human Resources Committee recommends salaries and other compensation for executive officers, conducts an annual review of the salary budget, considers other compensation plans and makes recommendations to the Board, deals with matters of personnel policy and, with the Stock Option Committee, administers the 1999, 1992, and 1982 Stock Option Plans. During 2000, two meetings were held.

               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information as of [March 5, 2001], with respect to the shares of Common Stock and Trust Preferred Securities beneficially owned by each director continuing in office and nominee for director of Bancorp, by certain executive officers of Bancorp, and by all directors and executive officers of Bancorp as a group. This information is based upon the most recent report of beneficial ownership of securities filed with the Securities and Exchange Commission. To the knowledge of management, no person beneficially owns more than 5% of the outstanding shares of Common Stock.


                                       AMOUNT AND              PERCENTAGE OF          TRUST            PERCENTAGE OF TRUST
                                  NATURE OF BENEFICIAL         COMMON STOCK         PREFERRED          PREFERRED SECURITIES
        NAME                       OWNERSHIP(1)(2)(3)           OUTSTANDING       SECURITIES(4)            OUTSTANDING
        ----                      --------------------         -------------      -------------            -----------
John Chirtea                              21,108                    *                                              *
Susan D. Goff                                673                    *                                              *
Solomon Graham                             6,348                    *                                              *
Gilbert L. Hardesty                        3,093                    *                                              *
Joyce R. Hawkins                          35,653                    *                  7,000                       *
Hunter R. Hollar                          64,005                    *                                              *
Thomas O. Keech                           70,653                    *                    400                       *
Charles F. Mess                            6,557                    *                                              *
Robert L. Mitchell                        11,271                    *                                              *
Robert L. Orndorff, Jr.                  112,657                  1.18%                3,500                       *
David E. Rippeon                           8,604                    *                                              *
Lewis R. Schumann                         58,139                    *                    347                       *
W. Drew Stabler                           35,642                    *                                              *
James H. Langmead                         19,277                    *                                              *
Lawrence T. Lewis                         32,667                    *                  1,000                       *
Frank H. Small                            15,291                    *                                              *
Stanley L. Merson                         30,735                    *                                              *

All directors and executive officers
  as a group (20 persons)                561,435                  5.79%               12,247                       *



*        Less than 1%.
(1) Under the rules of the SEC, an individual is considered to "beneficially own" any share of Common Stock which he or she, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition, of such security. In addition, an individual is deemed to be the beneficial owner of any share of Common Stock of which he or she has the right to acquire voting or investment power within 60 days of March 5, 2001. Includes 141,962 shares of Common Stock subject to outstanding options which are exercisable within 60 days of March 5, 2001, of which Hunter R. Hollar, James H. Langmead, Lawrence T. Lewis, Frank H. Small, and Stanley L. Merson ("Named Executive Officers") hold options to purchase 55,001 shares, 16,667 shares, 13,167 shares, 13,667 shares, and 22,901 shares of Common Stock, respectively. Directors and executive officers who are not Named Executive Officers hold options for 3,923 shares and 16,636 shares, respectively. Also includes 514 shares, 1,633 shares, 1,422 shares, 1,624 shares, and 2,900 shares of Common Stock owned by Mr. Hollar, Mr. Langmead, Mr. Lewis, Mr. Small, and Mr. Merson, respectively, and 6,976 shares of Common Stock owned by executive officers who are not Named Executive Officers, as participants in Bancorp's Cash and Deferred Profit Sharing Plan.
(2) Includes shares owned directly by directors and executive officers of Bancorp as well as shares held by their spouses and minor children and trusts of which certain directors are trustees. Also includes 51,656 shares held by a trust for which Mr. Schumann is trustee, but in which he has no pecuniary interest.
(3) Only whole shares appear in the table. Fractional shares that may arise from participation in the dividend reinvestment plan are not shown.
(4) 9.375% Cumulative Trust Preferred Securities issued by Sandy Spring Capital Trust I, a wholly owned subsidiary of Bancorp.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and noncash compensation for each of the last three years awarded to or earned by (i) the Chief Executive Officer, and (ii) each of the four other most highly compensated executive officers of Bancorp whose salary and bonus earned in 2000 exceeded $100,000 (the "Named Executive Officers").


                                                                                   Long-Term
                                                                                 Compensation
                                                    Annual Compensation          ------------
Name and Principal                                  --------------------          Stock Option               All Other
 Position in 2000                       Year        Salary       Bonus         Grants (Shares)             Compensation(*)
-----------------                       ----       --------     -------        ---------------             ---------------

Hunter R. Hollar                        2000         $297,192     $60,017             20,800                  $6,375
  President and Chief Executive         1999          276,000      75,979             10,600                   3,872
  Officer of Bancorp and the Bank       1998          224,750      80,536              3,000                   4,960

James H. Langmead                       2000          178,269      33,735              8,000                   6,375
  Vice President and Treasurer          1999          160,000      42,416              4,500                   3,872
  of Bancorp and Executive Vice         1998          137,025      46,674              1,500                   4,241
  President and Chief Financial
  Officer of the Bank

Lawrence T. Lewis                       2000          177,217      33,277              8,000                   4,250
  Executive Vice President              1999          160,000      42,416              4,500                   3,872
  of the Bank                           1998          136,500      46,482              1,500                   4,223

Frank H. Small                          2000          155,962      29,243              8,000                   3,899
  Executive Vice President              1999          145,000      38,439              4,500                   2,339
  of the Bank                           1998          120,450      41,038              1,500                   3,729

Stanley L. Merson                       2000          147,308      27,519              2,500                   5,504
  Senior Vice President                 1999          140,000      31,472              1,600                   3,388
  of the Bank                           1998          122,375      40,435              1,500                   3,788



 (*) Amounts shown in this column pertain to deferred compensation under Bancorp's Cash and Deferred Profit Sharing Plan. The amount of indirect compensation in the form of personal benefits received in 2000 by Messrs. Hollar, Langmead, Lewis, Merson and Small did not exceed 10% of the annual compensation paid to each such executive officer.

         STOCK OPTION PLANS. Bancorp maintains stock option plans to attract, retain, and motivate key officers of Bancorp and the Bank by providing them with a stake in the success of Bancorp as measured by the value of its shares. The following information has been adjusted to give retroactive effect to a 2-for-1 stock split declared on January 28, 1998.

         The 1999 Stock Option Plan (the "1999 Option Plan"), which was approved by the shareholders at the 1999 Annual Meeting of Shareholders, authorizes the issuance of up to 400,000 shares of Common Stock, subject to certain adjustments for changes in Bancorp's capital structure. The 1999 Option Plan has a term of 10 years from its effective date (February 24, 1999) after which date no stock options may be granted. As of March 5, 2001, options for 207,553 shares were outstanding under the 1999 Option Plan. The 1999 Option Plan replaced a plan adopted in 1992 (the "1992 Option Plan"), which was terminated except with respect to options that were outstanding on the plan's termination date. As of March 5, 2001, options for 119,950 shares were outstanding under the 1992 Option Plan. The 1992 Option Plan replaced a plan adopted in 1982 (the "1982 Option Plan"), which was terminated except with respect to options that were outstanding on the plan's termination date. As of March 5, 2001, options for 12,000 shares were outstanding under the 1982 Option Plan. The 1999 Option Plan, the 1992 Option Plan, and the 1982 Option Plan are referred to below as the "Option Plans."

         The Option Plans provide for the grant of "incentive options" as defined in Section 422 of the Code. The 1999 Option Plan also provides for the grant of "non-incentive options" to directors, officers and non-officer employees on terms and conditions established by the Stock Option Committee, which administers the Option Plans. The Stock Option Committee is comprised of all disinterested (outside) directors (i.e., all directors other than Mr. Hollar).

         Prior to 2000, options had been granted under the Option Plans only to key employees of Bancorp and its subsidiaries. In 2000, options were granted to key employees and also, for the first time, to the Company's non-employee directors. The options granted to the non-employee directors were non-incentive options. Under the Option Plans, the maximum option term is 10 years from the date of grant. Options granted under the Option Plans prior to 1996 were immediately exercisable upon grant. Options granted from 1996 through 2000 were exercisable as follows: one-third upon the date of grant, one-third upon the first anniversary of the date of grant, and one-third upon the second anniversary of the date of grant. The exercise price of a stock option may not be less than 100% of the fair market value of the Common Stock on the date of grant. The exercise price of stock options must be paid for in full in cash or shares of Common Stock, or a combination of both. The Stock Option Committee has the discretion when making a grant of stock options under the 1999 Plan to impose restrictions on the shares to be purchased in exercise of such options.

         The Committee also has the authority to cancel stock options outstanding under the 1992 Option Plan and the 1999 Option Plan with the consent of the optionee and to grant new options at a lower exercise price in the event that the fair market value of the Common Stock at any time prior to the exercise of the outstanding stock options falls below the exercise price of such option.

                              OPTION GRANTS IN 2000

         The following table contains information concerning the grant of stock options under the Option Plans to the Chief Executive Officer and each of the other Named Executive Officers. The Option Plans do not provide for the grant of stock appreciation rights.


                                Individual Grants
--------------------------------------------------------------------------------
                                                                                          Potential Realizable
                                      % of                                                  Value at Assumed
                                      Total                                               Annual Rates of Stock
                         Options     Options        Exercise                               Price Appreciation
                         Granted   Granted to          or                                   for Option Term
                         (Number    Employees      Base Price         Expiration        ---------------------------
Name                  of Shares)(1)  in Year    ($ per Share)(2)         Date              5%                10%
----                  ------------------------  ----------------    -------------      ---------          --------
Hunter R. Hollar         20,800       14.68%         $21.8125         12/13/2010       $285,329           $723,081
James H. Langmead         8,000        5.65           21.8125         12/13/2010        109,742            278,108
Lawrence T. Lewis         8,000        5.65           21.8125         12/13/2010        109,742            278,108
Frank H. Small            8,000        5.65           21.8125         12/13/2010        109,742            278,108
Stanley L. Merson         2,500        1.76           21.8125         12/13/2010         34,294             86,909


 (1) Options granted during 2000 are exercisable as follows: one-third upon the date of grant, one-third upon the first anniversary of the date of grant, and one-third upon the second anniversary of the date of grant.
 (2) In each case, the exercise price is equal to the fair market value of the Common Stock on the date of grant.

                         AGGREGATED OPTION EXERCISES IN
                         2000 AND YEAR END OPTION VALUES

         The following table shows that the Chief Executive Officer and the other Named Executive Officers did not exercise any options during 2000. Also presented are the value of options held by these individuals at December 31, 2000.


                                                                                                    Value of
                                                                              Number of            Unexercised
                                                                          Unexercised Options     In-the-Money
                                                                              at Year End            Options
                                                                           ------------------     at Year End(1)
                               Shares Acquired                                Exercisable         -------------
                                on Exercise                                  Unexercisable        Exercisable/
Name                         (Number of Shares)       Value Realized(1)    (Number of Shares)     Unexercisable
----                         ------------------       -----------------    ------------------     -------------
Hunter R. Hollar                    -0-                    $ -0-             55,001/17,399      $360,744/$11,266
James H. Langmead                   -0-                      -0-             16,667/ 6,833        50,534/  4,333
Lawrence T. Lewis                   -0-                      -0-             13,167/ 6,833        17,722/  4,333
Frank H. Small                      -0-                      -0-             13,667/ 6,833        19,409/  4,333
Stanley L. Merson                   -0-                      -0-             22,901/ 2,199       180,295/  1,354



(1) The difference between the fair market value of the underlying securities at exercise or year-end and the exercise or base price.

                               PENSION PLAN TABLE

         The table below shows estimated annual benefits payable upon retirement to persons in the specified remuneration and years-of-service categories if such retirement had occurred on December 31, 2000. The benefits listed are provided on a 10-year certain-and-life basis and are not subject to deduction for Social Security or other offset amounts.


                                   Years of Credited Service at Retirement
 Highest 5-Year            -------------------------------------------------------
Average Earnings               15            20            25            30             35       40 and above
----------------           ---------     ---------     ---------     ---------      ---------    ------------
   $  25,000               $   5,625     $   7,500     $   9,375     $  11,250      $  13,125     $  15,000
      75,000                  16,875        22,500        28,125        33,750         39,275        45,000
     125,000                  28,125        37,500        46,875        56,250         65,625        75,000
     150,000                  33,750        45,000        56,250        67,500         78,750        90,000
     160,000 and more         36,000        48,000        60,000        72,000         84,000        96,000



         Earnings covered by the Pension Plan are total wages, including elective pre-tax contributions under Section 401(k) of the Internal Revenue Code, overtime pay, bonuses, and other cash compensation, which for the named executives correspond, in general, to the total of the amounts in the "Salary" and "Bonus" columns in the Summary Compensation Table, up to a total of $160,000. Prior to January 1, 20001, benefits were computed on a monthly basis at the rate of 1.5% of highest five-year average monthly earnings multiplied by years of service up to 40 years for eligible persons retiring at age 65. The table above reflects the calculations on that basis. For periods beginning January 1, 2001, benefit calculations are changed and are calculated based upon 1.75% of career average compensation, and total benefits are the sum of a past service benefit equal to the accrued benefit as of December 31, 2000; plus a future service benefit equal to 1.75% of each year's pay earned after December 31, 2000. Early retirement is also permitted by the Pension Plan at age 55 after at least 10 years of service. As of February 25, 2001, Bancorp's executive officers shown in the compensation table had accumulated the following years of credited service toward retirement: Mr. Hollar - 10 years, Mr. Langmead - 9 years, Mr. Lewis - 5 years, Mr. Small - 10 years, and Mr. Merson - 18 years.

         SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENTS. The Bank, upon the recommendation of the Human Resources Committee, has entered into individual Supplemental Executive Retirement Agreements ("SERA's") with certain executives of the Bank, including Mr. Hollar and each of the Named Executive Officers. The SERAs are designed to provide certain post-retirement benefits to enable a targeted level of covered retirement income to be met and to provide certain pre-retirement death and disability benefits should the executive die or become disabled prior to retirement age. The annual post-retirement deferred compensation benefit is designed to replace between 65% and 70% of the executive's projected final average pay at retirement date in conjunction with the Bank's Pension Plan and Deferred Profit Sharing Plan, Social Security retirement benefits, and any benefits payable to the executive under a prior employer's pension plan. Normal retirement benefits are payable in equal monthly payments over 15 years or until the death of the executive, whichever is longer. Using a 70% income replacement target for Mr. Hollar, an annual amount of $285,168 per year has been projected to be paid over a 15-year period at age 65. Executives who reach age sixty with ten years of service are eligible for reduced benefits upon early retirement, payable over 15 years. Reduced benefits also are available in the event of disability, voluntary termination, or termination by the Bank without just cause. Benefits payable by reason of the death of the executive are based upon accrued retirement benefits or, if greater, the approximate value of payments received by the Bank under insurance coverage obtained by the Bank on the executive's life, and are payable over 15 years.

         Change-in-Control Benefits. If within six months prior to, or two years after, a change-in-control, the Bank terminates the employment of an executive who is a party to a SERA without just cause, or the executive voluntarily terminates employment for good reason, the executive is eligible for normal retirement or early retirement benefits, at his or her election. These benefits are payable beginning at the retirement (or early retirement) age if the change in control has been approved by a majority of the directors of the Bank who were directors prior to the change in control, or otherwise beginning in the month following the executive's termination.

         EMPLOYMENT AGREEMENTS. In December 1990, Bancorp and the Bank entered into an Employment Agreement (the "1990 Agreement") with Hunter R. Hollar (the "Executive"). The Agreement provided for automatic one-year extensions on each January 1 after its initial term ended on December 31, 1993, provided that neither Bancorp nor Mr. Hollar had given written notice at least 90 days prior to a renewal date of intention not to renew the Agreement. The 1990 Agreement, as renewed, was in effect until January 30, 1997, when the 1990 Agreement was replaced with a new employment agreement (the "Agreement").

         The Boards of Directors of Bancorp and the Bank believe that the Agreement assures fair treatment of the Executive in relation to his career with Bancorp by assuring him of some financial security. The Agreement also protects the shareholders by encouraging the Executive to continue his attention to his duties without distraction in a potential merger or takeover circumstance and by helping to maintain the Executive's objectivity in considering any proposals to acquire Bancorp.

         The Agreement has an initial term of three years, and is subject to automatic one-year extensions of such term on each January 30, provided that neither Bancorp nor the Executive has given written notice at least 60 days prior to the renewal date of intention not to renew. The Agreement provides for the payment of cash and other benefits to the Executive, including a fixed salary, reviewed annually and subject to increase or decrease at the Board of Directors' discretion, provided that the salary may not be less than $190,000. The Executive also is entitled to participate in bonus and fringe benefit, incentive compensation, life insurance, medical, profit sharing and retirement plans, and to continued participation in a supplemental retirement arrangement. The Executive is entitled to reimbursement of reasonable business expenses, the use of an automobile (with reimbursement for expenses), and membership dues at a country club located in the Olney, Maryland area. With minor exceptions, the Agreement terminates, and there are no additional payments due under it, upon termination based upon death, retirement, or just cause (as defined) by Bancorp, or upon voluntary termination by the Executive without good reason (as defined). Upon termination for disability, the Executive is entitled to receive his salary through the term of the Agreement, reduced by payments under any disability plan maintained by Bancorp, plus regular employee benefits. Upon termination of the Executive without just cause by Bancorp, or with good reason by the Executive, the Executive is entitled to salary and bonuses for the remaining term of the Agreement, payable in a lump sum based upon prior year compensation levels. The Executive is prohibited from conflicts of interest, and must maintain the confidentiality of nonpublic information regarding Bancorp and its customers. The Executive also is bound by a covenant not to compete and not to interfere with other employees of Bancorp if the Executive is terminated for just cause, disability, or retirement or resigns without good reason.

         Change in Control Benefits. In the event of a change-in-control of Bancorp, the Executive is entitled to payment of certain benefits. If within six months prior to, or two years after, a change-in-control, Bancorp terminates the Executive's employment without good cause, or the Executive voluntarily terminates employment for good reason (as defined in the Agreement), then Bancorp, or its successor, is required to make a lump-sum cash payment to the Executive equal to 2.99 times the sum of the Executive's annual salary at the highest rate in effect during the preceding twelve months and bonuses for the preceding calendar year. The Executive also is entitled to continued participation for a three-year period in certain Bancorp-sponsored health and welfare plans. These payments and benefits, are limited, however, so as not to exceed the amount allowable as a deduction under Section 280G of the Internal Revenue Code. As of December 31, 2000, if a change-in-control had occurred and the Executive had terminated employment with good reason or had been terminated from employment without just cause, then $1,091,401 would have been payable to the Executive under the change-in-control provisions of the Agreement, after application of the limitations of Section 280G of the Code. Bancorp does not believe that payment of this amount would have a material adverse affect on the financial or operating condition of Bancorp or the Bank.

         Agreements with Other Named Executive Officers. The other Named Executive Officers also entered into employment agreements with Bancorp. The material terms and conditions of each of these agreements are similar to those of the Current Agreement entered by Mr. Hollar, except that (a) each of them is for an initial term of two years, and (b) the compensation and duties, and provisions relating to duties, are different in each agreement. Under the agreements, the other Named Executive Officers are not entitled to club memberships or use of an automobile. The agreements call for the employment of Mr. Langmead, Mr. Lewis, Mr. Merson, and Mr. Small at Bancorp and the Bank at minimum base salaries of $110,000, $110,000, $100,000, and $95,000, respectively.

                     REPORT OF THE HUMAN RESOURCES COMMITTEE

         As members of the Human Resources Committee, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels and stock option grants for executive officers for consideration by the Boards of Directors of Bancorp and the Bank or their committees, as appropriate; and to administer various incentive plans of Bancorp and the Bank.

         Under the compensation policy of Bancorp, which is endorsed by the Human Resources Committee, compensation is paid based on both the executive officers' performance and the performance of the entire company. In assessing the performance of Bancorp and the Bank for purposes of compensation decisions, the Human Resources Committee considers a number of factors, including salaries paid by financial services companies with characteristics similar to Bancorp's to officers with similar responsibilities, profits of Bancorp and the Bank during the past year relative to their profit plans, reports of federal regulatory examinations of Bancorp and the Bank, growth, business plans for future periods, regulatory capital levels, and changes in the value of Bancorp's stock. The Human Resources Committee assesses individual executive performance based upon the executive's responsibilities and the Committee's determination of the executive's contributions to the performance of Bancorp and the accomplishment of Bancorp's strategic goals. In assessing performance for purposes of establishing base salaries, the members of the Committee do not make use of a mechanical formula, but instead weigh the factors described above as they deem appropriate in the circumstances. The 1999 salary levels of Bancorp's executive officers were established consistent with this compensation policy.

         Mr. Hollar became Chief Executive Officer of Bancorp and the Bank effective January 1, 1994. During 2000 , the level of Mr. Hollar's annual salary was subject to the terms of an employment agreement with Bancorp and the Bank dated January 30, 1997. Under this agreement, Mr. Hollar's annual salary is reviewed annually and is subject to increase at the discretion of the Board of Directors.

         The Committee conducted a review of executive officer base compensation in December 1999. Changes in base compensation for 2000 were effective on January 1, 2000. In its review, the Committee determined that the performance of Mr. Hollar was excellent, based upon the 1999 financial performance of Bancorp, including the growth in assets, income, and capitalization during 1999; the financial performance trends for 1999 and the preceding four years, which include growth in assets and net operating income in each year; the results of confidential regulatory examinations; , the completion of the acquisition of deposits and loans associated with seven branch offices during 1999, Bancorp's planned levels of financial performance for 2000; Mr. Hollar's continued involvement in community affairs in the communities served by Bancorp; and a general level of satisfaction with the management of Bancorp and its subsidiaries. As a result of this review, which included a comparison of Mr. Hollar's compensation with compensation paid to officers of comparable institutions, Mr. Hollar's salary was increased by $21,192 to $297,192.

         Executive officers of Bancorp and the Bank have been granted incentive stock options under Bancorp's Stock Option Plans. The purposes of the Stock Option Plans are to attract, retain, and motivate key officers of Bancorp and the Bank by providing them with a stake in the success of Bancorp as measured by the value of its shares. Options are granted at exercise prices equal to the fair market value of the shares on the dates of grant. The Stock Option Committee, which consists of the disinterested directors of Bancorp, has general responsibility for granting stock options to key employees and administering the plans. The Human Resources Committee recommends to the Stock Option Committee the recipients and the amounts and other terms of options to be granted. During 2000, incentive stock options for 47,300 shares were granted to Named Executive Officers at an exercise price of $21.8125 per share, including options for 20,800 shares granted to Mr. Hollar, 8,000 shares each granted to Mr. Langmead, Mr. Lewis, and Mr. Small, and 2,500 shares granted to Mr. Merson.

         The Human Resources Committee recommends to the Board of Directors the amount to be contributed each year to the Bank's Cash and Deferred Profit Sharing Plan. Under this Plan, each participant receives an allocation based upon the participant's compensation for the year. Each executive officer of Bancorp participates in the Plan. In 1995, the Human Resources Committee adopted a formula to establish the amount of aggregate contribution to the profit sharing plan. This formula uses measures of loan and deposit growth, profitability, asset quality, and productivity ratios compared with those measures for the prior year and target levels established for the Bank. For 2000, the Human Resources Committee recommended, and the Board of Directors of the Bank approved, an aggregate contribution of approximately $707,000 or 3.75% of annual compensation of eligible participants, which was based upon the results of the formula.

         The Bank also awards cash bonuses to participants, including executive officers, based upon the performance of the Bank or business units, and annual bonuses for executive officers based solely on Bank performance, in each case using the formula described above. Performance bonuses of $48,952, $27,050, $26,668, $23,394, and $22,015 were awarded to Mr. Hollar, Mr. Langmead, Mr. Lewis, Mr. Small, and Mr. Merson, respectively, in 2000.

         No member of the Human Resources Committee is a former or current officer or employee of Bancorp or the Bank.

[February    , 2001]                                HUMAN RESOURCES COMMITTEE
                                                    Robert L. Orndorff, Chairman
                                                    John Chirtea
                                                    Susan D. Goff
                                                    Charles F. Mess
                                                    Robert L. Mitchell
                                                    W. Drew Stabler

                          STOCK PERFORMANCE COMPARISONS

         The following graph and table show the cumulative total return on the Common Stock of Bancorp over the last five years, compared with the cumulative total return of a broad stock market index, the Standard and Poor's 500 Index ("S&P 500"), and a narrower index of Mid-Atlantic bank holding company peers with assets of from $1 billion to $3 billion. The cumulative total return on the stock or the index equals the total increase in value since December 31, 1995, assuming reinvestment of all dividends paid into the stock or the index. The graph and table were prepared assuming that $100 was invested on December 31, 1995, in the Common Stock and the securities included in the indexes.

                               [Chart goes here.]


   ------------------------------------------------------------------------------------------
                                    1995     1996      1997       1998       1999       2000
                                    ----     ----      ----       ----       ----       ----
   Sandy Spring Bancorp, Inc.      $100.0    $101.7   $162.7     $200.0     $184.3     $161.3
   S&P 500 Index                    100.0     120.3    157.6      199.6      238.5      214.4
   Peer Group Index                 100.0     112.5    179.8      171.4      151.1      143.5
   ------------------------------------------------------------------------------------------


         The Peer Group index includes the sixteen publicly-traded bank holding companies other than Bancorp headquartered in the states of Maryland, Virginia, Pennsylvania, New Jersey, and West Virginia (the Mid-Atlantic Region) with assets at December 31, 2000, of at least $1 billion and not more than $3 billion. The institutions included in this index are City Holding Co., Community Banks, Inc., F&M Bancorp MD, Harleysville National Corp., Main Street Bancorp, Inc., National Penn Bancshares, Inc., Omega Financial Corp., Patriot Bank Corp., Promistar Financial Corp., S&T Bancorp, Inc., Sterling Financial Corp., Sun Bancorp, Inc., United National Bancorp, US Bancorp, Inc., Wesbanco, Inc., and Yardville National Bancorp. Returns are weighted according to the issuer's stock market capitalization at the beginning of each year shown.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED CAPITAL STOCK
                   FROM 15,000,000 SHARES TO 50,000,000 SHARES
                                  (PROPOSAL II)

         The Board of Directors is seeking shareholder approval of an amendment to Bancorp's Articles of Incorporation to increase the authorized capital stock from 15,000,000 shares to 50,000,000 shares. The Board of Directors is proposing the amendment to ensure that a sufficient amount of capital stock is available for issuance in the future by the Board of Directors. The Board of Directors believes that the proposed increase in the authorized capital stock is in the best interest of Bancorp and unanimously recommends a vote FOR the proposed amendment.

DESCRIPTION OF THE AMENDMENT

         The Board of Directors proposes to amend the first sentence of Article V of the Articles of Incorporation to read in its entirety as follows:

         The aggregate number of shares of all classes of capital stock which the corporation has authority to issue is 50,000,000 shares of capital stock, $1.00 par value per share, amounting in aggregate par value to $50,000,000.

PURPOSE OF AMENDMENT

         The Articles of Incorporation currently authorizes the issuance of up to 15,000,000 shares of capital stock. All of the authorized shares are initially classified as common stock. As of the record date, the Company had [9,641,975] shares of common stock outstanding and [ ] shares of Common Stock reserved for issuance to directors, officers, employees and shareholders under various compensation and benefit plans and Bancorp's Dividend Reinvestment Plan, which leaves [ ] authorized, unissued and unreserved shares available for stock dividends, stock splits or for other corporate purposes. In the future, Bancorp may issue capital stock in connection with, among other things, corporate acquisitions and other transactions, stock splits, stock dividends, and existing and future benefit plans. While Bancorp currently does not have any plans to issue additional capital stock (other than pursuant to various compensation and benefit plans currently in existence), the Board of Directors may determine that the issuance of additional stock in the future, either in connection with a corporate acquisition or otherwise, is in the best interests of Bancorp. In that event, Bancorp could need a substantial amount of capital stock available for issuance, and the [ ] shares available as of the record date could be insufficient. As a result, the Board is proposing an amendment of the Articles of Incorporation to increase the authorized capital stock from 15,000,000 to 50,000,000 shares, which would increase the authorized, unissued and unreserved capital stock available for issuance from [ ] to [ ] shares. Authorized, unissued and unreserved capital stock may be issued from time to time for any proper purpose without further action of the shareholders, except as required by the Articles of Incorporation and applicable law. Although the newly authorized shares initially will be classified as common stock, Bancorp's Articles of Incorporation authorizes the Board of Directors to reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions and dividends, qualifications or terms or conditions of redemption of such stock.

         Each share of common stock authorized for issuance has the same rights as, and is identical in all respects to, each other share of common stock. The newly authorized shares of capital stock will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Shareholders will not have preemptive rights to purchase any subsequently issued shares of capital stock. Bancorp has no current plans to issue the newly authorized shares of capital stock.

         The ability of the Board of Directors to issue additional shares of capital stock without additional shareholder approval may be deemed to have an anti-takeover effect, since unissued and unreserved shares of capital stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids. The Board of Directors does not intend to issue any additional shares of capital stock except on terms which it deems in the best interests of Bancorp and its shareholders.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

         In accordance with Maryland General Corporation Law and the Articles of Incorporation, the proposed amendment to the Articles of Incorporation must be approved by two-thirds of the outstanding stock entitled to vote thereon. It is expected that substantially all of the [561,435] shares, or [5.79]%, of the common stock outstanding as of the record date over which directors and executive officers of Bancorp exercise voting power will be voted for the proposed amendment. The Board of Directors unanimously recommends that shareholders vote FOR the proposed amendment.

                   APPROVAL OF THE SANDY SPRING BANCORP, INC.
                    2001 EMPLOYEE STOCK PURCHASE PLAN AND THE
                        ISSUANCE OF SHARES UNDER THE PLAN
                                 (PROPOSAL III)


         The Board of Directors has adopted the Sandy Spring Bancorp 2000 Employee Stock Purchase Plan (the "Purchase Plan"), subject to approval by Bancorp's shareholders. The Purchase Plan, which is intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), permits eligible employees to purchase Common Stock at a discount through payroll deductions. The Purchase Plan is attached as Annex B, and should be consulted for additional information.

PURPOSE OF THE PURCHASE PLAN. The purpose of the Purchase Plan is to advance the interests of Bancorp by providing employees of Bancorp and its subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions. Bancorp seeks to attract, retain, and motivate the best available personnel; to provide additional incentive to employees of Bancorp, the Bank, and their affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among employees, and other shareholders.

         Bancorp intends to qualify the Purchase Plan as an "employee stock purchase plan" under section 423 of the Code. Accordingly, the provisions of the Purchase Plan will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

ADMINISTRATION.   The  Purchase  Plan  is   administered  by  a  committee  (the
"Committee") of at least three directors appointed by the Board of Directors. Decisions of the Committee are final, conclusive and binding on all parts to the full extend permitted by law. Members of the Committee will be indemnified to the full extent permissible under Bancorp's Articles of Incorporation and Bylaws in connection with any claims or other actions relating to any action taken under the Purchase Plan. At the date of this Proxy Statement, the Committee consists of the Human Resources Committee of the Board of Directors.

OFFERING PERIODS. Bancorp has implemented the Purchase Plan with an initial monthly offering period commencing on July 1, 2001, subject to the approval of the Purchase Plan by shareholders at the Annual Meeting. Thereafter, the Purchase Plan will have consecutive monthly offering periods.

PURCHASE PRICE. The purchase price per share of the shares offered under the Purchase Plan in a given offering period will be the lower of 85% of the fair market value of a share of Common Stock on the first day of the monthly option period or 85% of the fair market value of a share of Common Stock on the exercise date. The fair market value of the Common Stock on a given date will be the closing sale price of a share of Common Stock for such date as reported by the Nasdaq National Market. The shares of Common Stock purchased pursuant to the Purchase Plan will represent newly-issued shares.

ELIGIBILITY. All employees of Bancorp and its subsidiaries are eligible to participate, except individuals who have been employed for less than ninety days, individuals who customarily work less than 20 hours per week, individuals who customarily work for Bancorp for not more than five months per year and individuals who would own 5% or more of the Common Stock, taking outstanding options and shares owned by certain related parties into account. Eligible employees may become a participant by completing an enrollment form authorizing payroll deductions and filing it with Bancorp's Human Resources Department prior to the applicable enrollment date.

PAYROLL DEDUCTIONS. The purchase price for the shares of Common Stock is accumulated by payroll deductions during the offering period in amounts elected by the participants. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period. Payroll deductions will commence on the first payday following the enrollment date, and will end on the exercise date of the offering period unless sooner terminated as provided in the Purchase Plan. Payroll deductions for any month may not be less than 1% or more than 10% of the employee's cash compensation paid in the month.

GRANT AND EXERCISE OF OPTIONS. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date by the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or on the exercise date. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares of Common Stock will be exercised automatically on each exercise date for the maximum number of whole shares of Common Stock at the applicable price. Notwithstanding the foregoing, no employee will be permitted to subscribe for shares of Common Stock under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of Bancorp or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor will any employee be granted an option that would permit the employee to buy under all employee stock purchase plans of Bancorp more than $25,000 worth of stock (determined at the fair market value of the shares of Common Stock at the time the option is granted) in any calendar year. In addition, the shares of Common Stock received by an employee upon the exercise of an option may not be disposed of by the employee for a period of six months from the date of exercise, except upon death or by gift.

WITHDRAWAL; TERMINATION OF EMPLOYMENT. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with Bancorp or a subsidiary of Bancorp. A participant will be required to withdraw all of the payroll deductions credited to such participant's account and not yet used and must give written notice of such withdrawal to Bancorp. Employees may not participate in the Purchase Plan for at least six months after withdrawal from the Purchase Plan.

TRANSFERABILITY. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or by designation of a beneficiary as provided in the Purchase Plan) and any such attempt may be treated by Bancorp as an election to withdraw from the Purchase Plan.

AMENDMENT AND TERMINATION. Bancorp's Board of Directors may at any time and for any reason terminate, suspend, or amend the Purchase Plan. Except as provided in the Purchase Plan, no such termination will affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board determines that the termination of the Purchase Plan is in the best interests of Bancorp and its shareholder. Except as provided in the Purchase Plan, no amendment may make any change in any previously granted option that adversely affects the rights of any participant. Bancorp will obtain shareholder approval of any amendment to the Purchase Plan to the extent necessary to comply with section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), in such a manner and to such a degree as required. Unless terminated sooner, the Purchase Plan will terminate on July 1, 2011.

SHARES AVAILABLE FOR ISSUANCE. The Purchase Plan reserves 300,000 authorized but unissued shares of Common Stock for purchase upon the exercise of options granted under the plan.. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by Bancorp, the Committee will adjust both the number and kind of shares of stock as to which options may be granted under the Purchase Plan, the affected terms of all outstanding options, and the aggregate number of shares of Common Stock remaining available for issuance under the Purchase Plan. If options expire, become unexercisable, or are forfeited for any reason without having been exercised, the shares of Common Stock subject to such options will be available for the grant of additional options under the Purchase Plan, unless the Purchase Plan has been terminated.

FEDERAL TAX INFORMATION FOR THE PURCHASE PLAN. The Purchase Plan and the rights of participants to make purchases under the Purchase Plan are intended to qualify under the provisions of sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares of Common Stock, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares of Common Stock are sold or otherwise disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares of Common Stock at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares of Common Stock as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares of Common Stock are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares of Common Stock on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Bancorp is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares of Common Stock prior to the expiration of the holding period(s) described above. The foregoing is only a summary of the effect of federal income taxation upon the participant and Bancorp with respect to the shares of Common Stock purchased under the Purchase Plan. Reference should be made to the application provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state in which the participant may reside.

BANCORP POLICIES. Bancorp polices on insider trading under the federal securities laws prohibit employees who are in possession of material nonpublic information with respect to Bancorp and its subsidiaries from making investment decisions regarding Bancorp Common Stock, including decisions to enroll in the Purchase Plan, to change the amount of payroll deductions under the Purchase Plan, or to withdraw from the Purchase Plan. Executive officers of Bancorp and its subsidiaries are subject to other polices and federal securities laws that restrict their purchases and sales of Bancorp Common Stock.

FINANCIAL EFFECTS. Bancorp will receive no monetary consideration for the granting of options under the Purchase Plan. It will receive no monetary consideration other than the option price for shares of Common Stock issued to optionees upon the exercise of their options. Under current accounting standards applicable to Bancorp, recognition of compensation expense is not required when stock options qualified under Section 423 of the Code are granted.

As of the date of the Annual Meeting, no offering period under the Purchase Plan has begun, no options have been granted to any person under the Purchase Plan and the options to be received by Mr. Hollar, all current executive officers as a group, and all employees, including all current officers who are not executive officers, as a group cannot be determined at this time.

RECOMMENDATION AND VOTE REQUIRED

         The Board of Directors has determined that the Purchase Plan is desirable, cost effective, and produces incentives that will benefit Bancorp and its shareholders. The Board of Directors is seeking shareholder approval of the Purchase Plan in order to satisfy the requirements of the Code for favorable tax treatment of the Purchase.

         Approval of the Purchase Plan requires the favorable vote of a majority of the votes represented at the Annual Meeting (assuming a quorum of a majority of the outstanding shares of Common Stock is present). THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PURCHASE PLAN.


                 TRANSACTIONS AND RELATIONSHIPS WITH MANAGEMENT

         Bancorp and the Bank have had in the past, and expect to have in the future, banking transactions with directors and executive officers in the ordinary course of business on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other persons. In the opinion of management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features.

         Director Lewis R. Schumann is a partner in the law firm of Miller, Miller and Canby, Chtd., which Bancorp and the Bank have retained during 2000 and expect to retain during the current year as corporate counsel. The law firm provides legal services on matters such as routine litigation, personnel policies and practices, customer account forms and issues, and Bank properties.

                              SHAREHOLDER PROPOSALS

         From time to time, individual shareholders may wish to submit proposals that they believe should be voted upon by the shareholders. The Securities and Exchange Commission has adopted regulations that govern the inclusion of such proposals in Bancorp's annual proxy materials. Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders may be eligible for inclusion in Bancorp's proxy materials for that Annual Meeting if received by Bancorp at its executive offices not later than November 16, 2001.

         In addition, Bancorp's Bylaws require that to be properly brought before an annual meeting, shareholder proposals for new business must be delivered to or mailed and received by Bancorp not less than thirty nor more than ninety days prior to the date of the meeting; provided, however, that if less than forty-five days notice of the date of the meeting is given to shareholders, such notice by a shareholder must be received not later than the fifteenth day following the date on which notice of the date of the meeting was mailed to shareholders or two days before the date of the meeting, whichever is earlier. Each such notice given by a shareholder must set forth certain information specified in the Bylaws concerning the shareholder and the business proposed to be brought before the meeting.

         Shareholders also may nominate candidates for director, provided that such nominations are made in writing and received by Bancorp at its executive offices not later than December 15, 2001. The nomination should be sent to the attention of Bancorp's Corporate Secretary and must include, concerning the director nominee, the following information: full name, age, date of birth, educational background and business experience, including positions held for at least the preceding five years, home and office addresses and telephone numbers, and a signed representation to timely provide all information requested by Bancorp for preparation of its disclosures regarding the solicitation of proxies for election of directors. The name of each such candidate for director must be placed in nomination at the Annual Meeting by a shareholder present in person. The nominee must also be present in person at the Annual Meeting. A vote for a person who has not been duly nominated pursuant to these requirements will be deemed to be void.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires Bancorp's executive officers and directors, and any persons who own more than ten percent of a registered class of Bancorp's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent stockholders are required by applicable regulations to furnish Bancorp with copies of all Forms 3, 4, and 5 they file.

         Based solely on Bancorp's review of the copies of such forms it has received and written representations from certain reporting persons, Bancorp believes that all its executive officers and directors complied with all filing requirements applicable to them with respect to transactions during 2000.

                              INDEPENDENT AUDITORS

         The Board of Directors anticipates the selection of Stegman & Company, certified public accountants, to audit the books and accounts of Bancorp for the year ending December 31, 2001. Stegman & Company has served as independent auditors for Bancorp and its subsidiary and predecessor, Sandy Spring National Bank of Maryland, without interruption for many years. Stegman & Company has advised Bancorp that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with Bancorp and its subsidiaries other than as independent public auditors. A representative of Stegman & Company will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

         AUDIT FEES. Stegman & Company billed a total of $46,750 for the audit of Bancorp's financial statements included in the annual report on Form 10-K for the year-ended December 31, 2000, and the review of quarterly reports on Forms 10-Q filed during that year.

         OTHER FEES. Stegman & Company billed a total of $28,108 for other services for the year ended December 31, 2000, including $13,100 in audit related services for Bancorp, its subsidiaries, and employee benefit plans sponsored by Bancorp.

                          REPORT OF THE AUDIT COMMITTEE

         Bancorp's audit committee is appointed by the Board of Directors to assist the Board in monitoring the integrity of the financial statements, compliance with legal and regulatory requirements, and the independence and performance of the internal and the external, independent auditors. The committee (1) has reviewed and discussed the audited financial statements included in Bancorp's 2000 Annual Report and Form 10-K with management; (2) has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61; and (3) has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed independence with the independent auditors. Based upon this review, discussion, disclosures, and materials described in (1) through (3), the committee recommended to the Board of Directors that the audited financial statements be included in the 2000 Annual Report and Form 10-K. The committee also has considered whether the amount and nature of non-audit services rendered by the independent accountant are consistent with its independence.

February [    ], 2001                        AUDIT COMMITTEE
                                             John Chirtea, Chairman
                                             Solomon Graham
                                             Gilbert L. Hardesty
                                             Joyce R. Hawkins
                                             Thomas O. Keech
                                             David E. Rippeon

                               APPROVAL OF MINUTES

         Action taken at the Annual Meeting to approve the minutes of the 2000 Annual Meeting of Shareholders does not constitute approval or disapproval of any of the matters referred to in those minutes.

                                              By order of the Board of Directors

                                              /S/ RONALD E. KUYKENDALL

                                             Ronald E. Kuykendall
                                             Corporate Secretary

Dated: March 15, 2001

                                     ANNEX A

                           SANDY SPRING BANCORP, INC.
                     SANDY SPRING NATIONAL BANK OF MARYLAND
                          JOINT AUDIT COMMITTEE CHARTER

The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements, (2) compliance with legal and regulatory requirements and (3) the independence and performance of internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of NASDAQ, the Securities and Exchange Commission, and the Federal Deposit Insurance Act. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Bancorp, its subsidiaries, outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the financial statements.

4. Meet periodically with management to review the organization's major financial risk exposures and the steps management has taken to monitor and control such exposures.

5. Review major changes to auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

6.     Recommend to the Board the appointment of the independent auditor.

7.     Approve the fees to be paid to the independent auditor.

8. Receive periodic reports from the independent auditor regarding the auditor's independence as required by Independence Standards Board Standard No. 1 and discuss those reports with the independent auditor.

9. Review the provision of non-audit services by the independent auditors, and consider whether the provision of such services is compatible with the auditor's independence.

10.    Review the appointment and replacement of the senior internal auditor.

11. Review the significant reports to management prepared by the internal auditing department and management's responses.

12. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

13. Discuss with independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and management's response to that letter.

15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the annual proxy statement.

16. Recommend to the Board whether the financial statements should be included in Bancorp's annual report on Form 10-K based upon the reviews and discussions referred to in paragraphs 2, 8 and 13.

17. Advise the Board with respect to policies and procedures regarding compliance with applicable laws and regulations and with the Code of Conduct.

18. Review with the General Counsel legal matters that may have a material impact on the financial statements, compliance policies and any material reports or inquiries received from regulators or governmental agencies.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Code of Conduct.

The audit committee will consist of at least three directors, all of whom have no relationship to the Bancorp or its subsidiaries that may interfere with the exercise of their independence from management. All directors must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one director must have past employment experience in finance or accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

The Committee will establish reasonable rules for the conduct of meetings and required notice of meetings, subject to oversight by the Board of Directors. The Committee may meet by conference call or in person. Minutes of the Committee are not required, but may be kept. Reports and recommendations to the Board of Directors will be written. Meetings of the Company and Bank Committees may be held jointly. Each Board has authority with respect to its Committee. The Committees and the Boards are referred to in the singular in this charter from time to time for convenience.

                                     ANNEX B

                           SANDY SPRING BANCORP, INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN

1.       PURPOSE OF THE PLAN.

         The purpose of the Sandy Spring Bancorp, Inc. Employee Stock Purchase Plan is to make available to eligible employees of Sandy Spring Bancorp, Inc. (the "Company"), and certain related companies a means of purchasing shares of the Company's Common Stock through voluntary, regular payroll deductions. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, but is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be administered, interpreted and construed so as to extend and limit participation in a manner consistent with Section 423 of the Code. Participation in the Plan is entirely voluntary, and the Company makes no recommendations to employees as to whether they should or should not participate in the Plan. The Plan has been adopted by the Board and is effective July 1, 2001, but no Options to purchase shares may be exercised or deemed exercised unless this Plan is approved by the Company's shareholders in the manner required by section 423(b)(2) of the Code and Treasury Regulation section 1.423-2(c).
2.       DEFINITIONS.

         (a) "Administrator" means the entity or person designated to act as Administrator of the Plan pursuant to Section 6.(b).

         (b) "Affiliate" means any (i) "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code, that (ii) is designated as a participating employer in this Plan by the Board.

         (c)  "Bank" means the Sandy Spring National Bank of Maryland.

         (d) "Base Compensation" means gross compensation for the relevant pay period, including overtime pay, but excluding all bonuses, severance pay, extraordinary pay, expense allowances or reimbursements, moving expenses and income from the exercise of nonqualified stock options, the disposition of incentive stock options or from restricted stock or stock option awards. For these purposes, gross compensation includes any amount that would be included in taxable income but for the fact that it was contributed to a qualified plan pursuant to an elective deferral under Section 401(k) of the Code or contributed under a salary reduction agreement pursuant to Section 125 of the Code.

         (e)  "Board" means the Board of Directors of the Company.

         (f) "Broker" means a duly licensed securities dealer, broker or agent designated to act as Broker pursuant to Section 6(c).

         (g)  "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the Employee Stock Purchase Plan Committee appointed by the Board in accordance with section 6(a) hereof.

         (i) "Common Stock" means the Company's Common Stock, par value $1.00 per share.

         (j)  "Company" means Sandy Spring Bancorp, Inc.

         (k) "Eligible Employee" means any employee of any Employer, excluding any employee (i) who has been employed by the Employer for less than ninety calendar days, (ii) whose customary employment with the employee's Employer is 20 hours or less per week, (iii) whose customary employment with the employee's Employer is not for more than five months in any calendar year, or (iv) who immediately after the grant of an option under this Plan to the employee would (in accordance with the provisions of Sections 423 and 424(d) of the Code) own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the "employer corporation" or of its "Parent Corporations" or "Subsidiary Corporations," as defined in Section 424 of the Code.

         (l) "Employer" means, with respect to any Participant, the Company or Affiliate of which the Participant is an Eligible Employee.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.



         (n) "Fair Market Value" means, with respect to a share of Common Stock, the last sales price (or average of the quoted closing bid and asked prices if there is no closing sales price reported) of a share of Common Stock as reported by the Nasdaq National Market (or by the principal national stock exchange on which the Nasdaq Common Stock is then listed) on the date of valuation, if such date is a business day, or the immediately preceding business day, if such date is not a business day. In the absence of an established market for Common Stock, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board.

         (o)  "Indemnified Person" has the meaning set forth in Section 9(c).

         (p) "Option" means an option granted pursuant to this Plan at the beginning of each Option Period to acquire Common Stock.

         (q)  "Option Exercise Date" means the last day of each Option Period.

         (r) "Option Period" means each calendar month during the period beginning on the Plan Start Date and ending on June 30, 2011, unless the Plan is terminated earlier.

         (s) "Payroll Deduction Account" means, with respect to each Participant, the amounts credited to the Participant's account from the payroll deductions made by the Participant under this Plan, less any amounts withdrawn from such account (for payment of Common Stock, payment to the Participant, payment of withholding and other taxes or amounts or payment of other obligations or amounts).

         (t)  "Participant" has the meaning set forth in Section 2(t).

         (u) "Plan" means the Sandy Spring the Company, Inc. Employee Stock Purchase Plan.

         (v)  "Plan Start Date" means July 1, 2001.

         (w)  "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

         (x) "Stock Account" means, with respect to each Participant, the number of whole shares of Common Stock credited under this Plan to the Participant's account. Dividends with respect to shares of Common Stock credited to a Participant's Stock Account shall be paid to the Participant and shall not beheld in either the Participant's Stock Account or Payroll Deduction Account.

         (y) "Transaction" means (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity; or (iii) the sale or disposition of all or substantially all of the Company's assets.

3.       PARTICIPATION

         (a) ELIGIBLE EMPLOYEES. Subject to Article 8, all Eligible Employees as of the beginning of each Option Period may participate in the Plan for such Option Period at their election.

         (b) PARTICIPATION PROCEDURES. If an Eligible Employee does not otherwise have an election to become a Participant in effect, each Eligible Employee choosing to participate in the Plan (herein called a "Participant") during an Option Period shall enroll as a Participant in the Plan by filing with the Participant's Employer a completed enrollment form (authorized by the Administrator) prior to the beginning of any Option Period.

         (c) EMPLOYEE CONTRIBUTIONS. Subject to other limitations provided in this Plan, a Participant may contribute under the Plan any portion of Participant's Base Compensation which is a whole dollar amount, with a minimum of 2% of Participant's Base Compensation and a maximum of 10% of the Participant's Base Compensation. Contributions may be made only through regular payroll deductions, net of any tax or other withholdings. An enrollment form and payroll deduction authorization will remain effective for each
              successive   Option  Period  until  terminated  in  writing
              by a Participant or until the Participant is no longer eligible to participate in the Plan. The payroll deduction authorization may be reduced or terminated at anytime by the Participant's written request submitted to the Participant's Employer; provided, however, that (i) a Participant may not recommence payroll deductions prior to the seventh Option Period following the date of any termination of his or her deduction authorization; (ii) a Participant may not increase payroll deductions for an Option Period during that Option Period; and
              (iii) a Participant may not make more than one revision of the Participant's payroll deduction authorization in any Option Period. Termination of deductions shall constitute withdrawal from the Plan as set forth in Section 3(e) and cancellation of any outstanding Options of the Participant. Reduction or termination of deductions will become effective as soon as practicable after a Participant's written request is received by the Participant's Employer.

         (d) PARTICIPANT RESTRICTION. Notwithstanding any provisions of this Plan to the contrary, no Participant will be granted an Option under this Plan which would permit the Participant's rights to purchase shares of stock pursuant to all employee stock purchase plans under section 423 of the Code sponsored by the Company and "parent corporations" and "subsidiary corporations" (within the meaning of Section 424 of the Code) to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock determined at the time each Option is "granted" (within the meaning of Code
              Section 423(b)(8)) for each calendar year during which any Option granted to such Participant is outstanding at any time, as provided in Sections 423 and 424(d) of the Code.

         (e) WITHDRAWAL FROM PLAN. A Participant may withdraw from the Plan (thereby canceling all Options then in existence) at any time by giving written notice to the Participant's Employer and to the Administrator. The Administrator shall, as soon as practicable after receiving request from the withdrawn Participant therefor, cause to be delivered to the withdrawn Participant (i) a certificate issued in the name of the Participant representing the number of full shares of Common Stock held in the Participant's Stock Account and (ii) a check representing any funds held to the credit of the Participant's Payroll Deduction Account. A Participant who has withdrawn from the Plan may thereafter reenter the Plan by following the procedure described under Section 3(b).

         (f) TERMINATION OF PARTICIPANT'S EMPLOYMENT. Upon termination of a Participant's employment from the Employers for any reason, including death or disability, the Participant's Stock Account and Payroll Deduction Account in the Plan shall be closed, and all existing Options held by the Participant shall be canceled. The Administrator shall, as soon as practicable after termination of a Participant's employment, cause to be delivered to the Participant or the Participant's estate or the Participant's designated beneficiary as provided below, as applicable, (i) a certificate issued in the name of the Participant representing the number of full shares of Common Stock in the Participant's Stock Account, and (ii) a check representing any funds held to the credit of the Participant's Payroll Deduction Account. In the event of a Participant's death, the Participant's Common Stock and Payroll Deduction Account shall be delivered and paid to the estate of such Participant or to a beneficiary designated by the Participant in writing on a form approved by the Administrator.

4.       OPTIONS TO PURCHASE STOCK; MAXIMUM SHARES AVAILABLE

         (a) MAXIMUM SHARES. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in Common Stock under Article 7, shall be 300,000 shares. If, on a given Option Exercise Date, the number of shares with respect to which Options are to be exercised exceeds the number of shares available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and it shall determine to be equitable, and the balance of the Payroll Deduction Account of each Participant shall be returned to the Participant as promptly as possible.

         (b) OFFERINGS. Subject to Article 8, the Company shall make consecutive offerings on the beginning of each Option Period to Participants to purchase Common Stock as long as shares authorized remain available for issuance. Each offering as of the beginning of each Option Period shall be the total number of shares authorized under Section 4(a), less the number of shares issued by purchases of Common Stock under Section 5(e) in prior Option Periods.

5.       PURCHASE OF STOCK PURSUANT TO OPTIONS

         (a) PAYROLL DEDUCTION ACCOUNTS. Each Employer will deduct from its Participants' paychecks such amounts as have been authorized by the Participants and, promptly after the end of each month, remit to the Administrator all amounts so deducted during the month, together with a report showing each Participant and the amounts allocable to the Payroll Deduction Account of each Participant. The Administrator shall credit each Participant's Payroll Deduction Account with the amount of such deposits, and shall reduce the Participant's Payroll Deduction Account by the purchase price of all Common Stock purchased by the Participant under this Plan and by any other withdrawals from the Participant's Payroll Deduction Account. The Plan, through its Administrator, shall purchase for the Stock Accounts of the Participants shares of Common Stock with funds received under the Plan.

         (b) STOCK ACCOUNTS. The Administrator will open and maintain a Stock Account in the name of each Participant to which will be credited all shares of Common Stock purchased for the Participant's benefit. All shares held under the Plan will be registered in the name of the Plan, the Administrator or the Administrator's nominee, and will remain so registered until the shares are delivered to the Participant. The Participant shall have the right to sell all or any part of the shares held in the Participant's Stock Account, pursuant to procedures established by the Administrator.

         (c) GRANT OF OPTIONS AND PURCHASE. Subject to Article 8, each person who is a Participant on the first day of an Option Period will as of the first day of such Option Period be deemed to have been granted an Option for such period. Such Option will be for the number of whole shares of Common Stock to be determined by dividing (a) the balance in the Participant's Payroll Deduction Account on the Option Exercise Date, by (b) the purchase price per share of Common Stock determined under Section 5(d); provided, however, that the quotient in this Section 5(c) shall be rounded down to a whole number. The number of shares of Common Stock receivable by each Participant upon exercise of an Option for an Option Period shall be reduced, on a substantially proportionate basis, in the event that the number of shares then available under the Plan is otherwise insufficient.

         (d) PURCHASE PRICE. The purchase price of each share of Common Stock sold pursuant to the exercise of an Option shall be 0.85 multiplied by the Fair Market Value of the Common Stock on the first day or last day of the Option Period, whichever is lower.

         (e) EXERCISE OF OPTIONS. Each person who is a Participant in the Plan on the Option Exercise Date will be deemed to have exercised on the Option Exercise Date the Option granted to the Participant for that Option Period. Upon such exercise, the balance of the Participant's Payroll Deduction Account shall be applied to the purchase of the number of whole shares of Common Stock determined under Section 5(c), and the amount of shares of Common Stock purchased shall be credited to the Participant's Stock Account. In the event that the balance of the Participant's Payroll Deduction Account following an Option Period is in excess of the total purchase price of the shares of Common Stock so sold, the balance of the Payroll Deduction Account shall be returned to the Participant; provided, however, that if the balance in the Payroll Deduction Account consists solely of an amount equal to the value of a fractional share it will be retained in the Payroll Deduction Account and carried over to the next Option Period. No fractional shares shall be issued hereunder. Notwithstanding anything herein to the contrary, the Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval required of any governmental authority in connection with the authorization, issuance, sale or transfer of such shares, to any requirements of Nasdaq or any national securities exchange applicable thereto, and to compliance by the Company with other applicable legal requirements in effect from time to time, including without limitation any applicable tax withholding requirements.

         (f) NO ASSIGNMENT OF PARTICIPANT'S INTEREST IN PLAN. A Participant may not assign, sell, transfer, pledge, hypothecate or alienate any Options or other interests (including Participant's Payroll Deduction Account) in or rights under the Plan. Options under the Plan are exercisable by a Participant during the Participant's lifetime only by the Participant. All employees shall have the same rights and privileges under the Plan. Participants shall have no interest or voting rights in shares of Common Stock covered by his or her Option until such Option has been exercised.

         (g) VESTING. Each Participant will immediately acquire full ownership of all shares of Common Stock at the time such shares are credited to the Participant's Stock Account.

         (h)  DELIVERY OF STOCK. A Participant  may instruct the  Administrator, in writing, at any time to deliver to the Participant a certificate, issued in the name of the Participant, representing any or all of the full shares of Common Stock held in the Participant's Stock Account. As soon as practicable after receiving such instructions, the Administrator shall cause the certificate to be mailed to the Participant. Such instruction to the Administrator, requesting delivery of a certificate, will not affect the Participant's status under the Plan unless the Participant also terminates the payroll deduction authorization.

         (i) DIVIDENDS, SPLITS AND DISTRIBUTIONS. Any stock dividends or stock splits in respect of shares held in the Participant's Stock Account will be credited to the Participant's account without charge. Any distributions to holders of Common Stock or other securities or rights to subscribe for additional shares of Common Stock will be sold and the proceeds will be handled in the same manner as a cash dividend, unless the Participant instructs the Administrator to the contrary.

         (j) VOTING RIGHTS. The Administrator will deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its stockholders. The full shares of Common Stock in each Participant's Stock Account will be voted in accordance with the Participant's signed proxy instructions duly delivered to the Administrator or pursuant to any other method of voting available to holders of Common Stock. There will be no charge to the Participant for the Administrator's retention or delivery of stock certificates, or in connection with notices, proxies or other such material.

         (k)  NO INTEREST TO BE PAID. No interest will be paid to or credited to
              the  Payroll   Deduction   Accounts  or  Stock   Accounts  of  the
              Participants.

         (l) DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's accounts under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by Participant at any time by written notice. In the event of death of the Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash in Participant's accounts to the personal representative, executor or administrator of the estate of the Participant, or if no personal representative, executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash in the Participant's accounts to the spouse or to any one or more dependents or relatives of such Participant or if no spouse, dependent or relative is known by the Company, then to such other person as the Company may designate.

         (m) CONDITIONS UPON ISSUANCE OF COMMON STOCK. Shares of Common Stock shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which shares may be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion  of  counsel  of  the  Company,  such  representation  is appropriate under any of the afore-mentioned applicable provisions of law. The terms and conditions of Options granted under the Plan, and the repurchase of shares by, persons subject to section 16 of the Exchange Act shall comply with all applicable provisions of Rule 16b-3 under the Exchange Act. The Plan and each Option shall be deemed to contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 under the Exchange Act to qualify for the maximum exemption from section 16 of the Exchange Act with respect to Plan transactions. In addition to the restrictions described in the first paragraph of this Section 5(m), the shares of Common Stock received by any person upon exercise of Option may not be sold, assigned, transferred, pledged, or otherwise disposed of for a period of six months from the date of such exercise. The shares of the Common Stock received upon the exercise of such Option may bear a legend to such effect and the Company may require the person receiving such shares to execute an agreement to such effect.

         (n) TAX WITHHOLDING. At the time an Option is exercised, in whole or in part, or at the time some or all of Common Stock issued the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, that may arise upon exercise of the Option or the disposition of the shares of Common Stock. At any time, the Company may, but shall not be obligated to withhold from a Participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including, any withholding required to make available to the Company any tax deductions attributed to the sale or early disposition of Common Stock by the Participant



6.       ADMINISTRATION OF PLAN

         (a) THE COMMITTEE. The Plan shall be administered by the Committee, which shall consist of not less than three (3) Directors appointed by the Board. Members of the Committee may be Employee Directors or Non-Employee Directors within the meaning of Rule 16b-3, and shall serve at the pleasure of the Board. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall be entitled to adopt and apply guidelines and procedures consistent with the purposes of the Plan. In order to effectuate the purposes of the Plan, the Committee shall have the discretionary authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan, and all such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

         (b) THE ADMINISTRATOR. To carry out the purposes of the Plan, the Committee shall appoint an Administrator. The Administrator may be any company or individual that the Committee deems qualified, including the Company. The Administrator shall be responsible for the implementation of the Plan, including allocation of funds and stock to the Payroll Deduction Accounts and Stock Accounts and keeping adequate and accurate records for the Participants.

         (c) BROKER. The Administrator may, in its discretion, with the consent and approval of the Committee, appoint a Broker. The Broker may be any company or individual that the Committee deems qualified; provided, however, that the Broker shall be a licensed security dealer, broker, or agent authorized to make purchases and sales of Common Stock.

         (d) REPORTING TO PARTICIPANTS. The Administrator will send to each Participant a statement at the end of each calendar quarter (or such other period as determined by the Committee in its sole discretion). Each such statement shall contain information concerning transactions in the Participant's Payroll Deduction Account and Stock Account during the relevant period and reflect the balance in the Participant's Payroll Deduction Account and Stock Account at the end of such period.

         (e) USE OF FUNDS. All payroll deductions received or held by the Company under the Plan in all Payroll Deduction Accounts may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

7.       ADJUSTMENT UPON CHANGES IN COMMON STOCK

         (a) CHANGES IN COMMON STOCK. If any change is made in the Common Stock (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, revise stock split, liquidating dividend, combination of shares, exchange of shares, change incorporate structure or otherwise), the Administrator may make appropriate adjustments in (a) the number of shares and price per share of Common Stock subject to the Plan or to any Option granted under the Plan, (b) the number of shares of Common Stock that have been authorized under the Plan but not yet placed under Option, and
               (c) the maximum number of shares each Participant may purchase.

         (b) DISSOLUTION; MERGER; CAPITAL REORGANIZATION; ETC. In the event of a Transaction, the Plan shall terminate, unless another
               corporation   assumes  the   responsibility   of  continuing  the
               operation of the Plan or the Committee determines in its discretion that the Plan shall nevertheless continue in full force and effect. If the Committee elects to terminate the Plan, the Administrator shall send to each Participant a stock certificate representing the number of whole shares to which the Participant is entitled. In addition, the Administrator shall send checks drawn on the Plan's account to each Participant in an amount equal to the funds held to the credit of such Participant's Payroll Deduction Account.

         (c) COMPANY'S RIGHT TO RESTRUCTURE, ETC. The grant of any right to a Participant pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.       AMENDMENT, SUSPENSION, OR TERMINATION OF PLAN

         (a) AMENDMENT AND TERMINATION. The Company, acting through the Committee, reserves the right to amend, suspend, or terminate the Plan at any time or times; provided, however, any amendment that would require the consent of stockholders under applicable law, rule or regulation (including, without limitation, the Code, the Exchange Act or any self regulatory organization such as a national securities exchange), will not be made unless such stockholders' consent is obtained. In addition, the Plan shall terminate automatically on the tenth anniversary of the Plan Start Date, or on any Option Exercise Date when Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase, subject to the allocation of remaining shares pursuant to the last sentence of Section 5(c). Upon termination of the Plan, all amounts held in the Payroll Deduction Accounts shall, to the extent not used to purchase shares of Common Stock, be refunded to the Participants entitled thereto.

9.       MISCELLANEOUS

         (a) EXPENSES OF PLAN. The Broker's brokerage commissions, if any, incurred in connection with transactions in Common Stock under the Plan, and the Administrator's administrative charges for maintaining Participants' accounts relating to purchases of securities and all other expenses of administering or maintaining the Plan will be paid by the Company. If the Company is acting as Administrator, no expenses will be charged to the Participants.

         (b) RESERVATION OF SHARES. During the term of the Plan, the Company will reserve and keep available a number of shares sufficient to satisfy the requirements of the Plan.

         (c) INDEMNIFICATION. In the event and to the extent not insured against under any contract of insurance with an insurance company, the Company shall indemnify and hold harmless each "Indemnified Person," as defined below, against any and all claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses (specifically including, but not limited to, counsel fees to the extent approved by the Board or otherwise provided by law, court costs and other reasonable expenses of litigation), and liability of every kind, including amounts paid in settlement, with the approval of the Board, arising from any action or cause of action related to the Indemnified Person's act or acts or failure to act. Such indemnity shall apply regardless of whether such claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses and liability arise in whole or in part from (a) the negligence or other fault of the Indemnified Person, or (b) from the imposition on such Indemnified Person of any civil penalties or excise taxes pursuant to the Code or any other applicable laws; except when the same is judicially determined to be due to gross negligence, fraud, recklessness, or willful or intentional misconduct of such Indemnified Person. "Indemnified Person" shall mean each member of the Board, the Administrator, each member of the Committee and each other employee of any Employer who is allocated fiduciary responsibility hereunder.

         (d) NO CONTRACT OF EMPLOYMENT INTENDED. The granting of any rights to an Eligible Employee under this Plan shall not constitute an agreement or understanding, express or implied, on the part of any Employer, to employ such Eligible Employee for any specified period.

         (e) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, except to the extent that federal law shall be deemed to apply.

         (f) SEVERABILITY OF PROVISIONS. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of this Plan, but such invalid, illegal or unenforceable provisions shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

         (g) NO LIABILITY. Neither the Company, its directors, officers, employees, or agents, the Committee, the Administrator nor any Affiliate which is in existence or hereafter comes into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that the Plan does not qualify under Section 423 of the Code.

         (h) SUCCESSORS AND ASSIGNS. The Plan shall be binding upon the Company's successors and assigns.

                                      * * *

                         KENNEDY, BARIS & LUNDY, L.L.P.
                                ATTORNEYS AT LAW
                                   SUITE P-15
                               4701 SANGAMORE ROAD
       TEXAS OFFICE:            BETHESDA, MD  20816       WASHINGTON, DC OFFICE:
        SUITE 1775                (301) 229-3400             SEVENTH FLOOR
   112 EAST PECAN STREET      FAX:  (301) 229-2443        1225 - 19TH STREET, NW
  SAN ANTONIO, TX  78205                                   WASHINGTON, DC  20036
       (210) 228-9500                                          (202) 835-0313
     FAX: (210) 228-0781                                    FAX:  (202) 835-0319






                                February 20, 2001


                                    VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:           Sandy Spring Bancorp, Inc.
              Olney, Maryland
              Commission File No.               0-19065
              Annual Report on Form 10-K

Gentlemen:

              Enclosed, on behalf of Sandy Spring Bancorp, Inc., is its Preliminary Proxy Statement for the 2001 Annual Meeting and a related form of proxy. No fee is required. The Registrant intends to begin mailing proxy materials on March 15, 2001, but must finalize the text of materials in advance of that date to provide time for printing and mailing..

                                                 Very truly yours

                                                 /s/ James I. Lundy, III

                                                 James I. Lundy, III

                                  [Preliminary]
                                 REVOCABLE PROXY
                           SANDY SPRING BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 18, 2001

         The undersigned hereby constitutes and appoints _______________ and _______________ and each of them the proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders (the "Annual Meeting") of Sandy Spring Bancorp, Inc. ("Bancorp") to be held at the Indian Spring Country Club, 13501 Layhill Road, Silver Spring, Maryland on Wednesday, April 18, 2001 at 3:00 p.m. Eastern Time, or at any adjournment thereof, and to vote all the shares of stock of Bancorp that the undersigned may be entitled to vote, upon the following matters:

                                                            For      Withhold

         1.    The election as directors of all nominees   [__]        [__]
               listed below (except as marked to the
               contrary below).

               Solomon Graham
               Gilbert L. Hardesty
               Charles F. Mess
               Lewis R. Schumann
               W. Drew Stabler

         INSTRUCTION: To withhold authority to vote for any individual nominee, print the nominee's name on the line below:

         -----------------------------------------------------------------------

                                                         For    Against  Abstain

          II.  Approval of an amendment to               [__]     [__]    [__]
               Bancorp's  Articles of Incorporation to
               increase the number of shares of capital stock authorized to be issued by Bancorp from 15,000,000 to 50,000,000 shares.

                                                          For   Against  Abstain

         III.     Approval of the Sandy Spring Bancorp   [__]     [__]    [__]
                  2001 Employee Stock Purchase Plan
                  and issuance of shares under the plan..

         IV. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES AS SHOWN IN ITEM I, "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF BANCORP AS SHOWN IN ITEM II; AND "FOR" APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN AND ISSUANCE OF SHARES UNDER THE PLAN AS SHOWN IN
ITEM III.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN. IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR AMENDMENT OF THE ARTICLES OF INCORPORATION, AND FOR APPROVAL OF THE SANDY SPRING BANCORP 2001 EMPLOYEE STOCK PURCHASE PLAN, AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         The undersigned shareholder hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement and hereby revokes any proxy or proxies previously given. This proxy may be revoked at any time prior to its exercise.
                                      ------------------------------------------
                                      Signature                             Date
                                      ------------------------------------------
                                      Signature                             Date
                                      ------------------------------------------
                                      Signature                             Date

         Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, etc., please give your full title. If the shareholder is a corporation, please provide the full name of the corporation and the name and title of the signing, duly appointed officer. If shares are held jointly, each holder should sign

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.